Exhibit 99.3

CNL RETIREMENT CORP.

AND SUBSIDIARY

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

As of September 30, 2006 and December 31, 2005 and

for the Nine Months Ended September 30, 2006 and 2005

CNL RETIREMENT CORP.

AND SUBSIDIARY

CONTENTS

Page
Condensed Consolidated Financial Statements as of September 30, 2006 and December 31, 2005 and for the Nine Months Ended September 30, 2006 and 2005:

Condensed Consolidated Balance Sheets	1

Condensed Consolidated Statements of Income	2

Condensed Consolidated Statements of Stockholders’ Equity	3

Condensed Consolidated Statements of Cash Flows	4

CNL RETIREMENT CORP.

AND SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30,	December 31,
	2006	2005
ASSETS
Current assets:
Cash and cash equivalents	$5,084,839	$1,492,063
Due from related parties	484,252	2,129,615
Prepaid expenses and other assets	1,249,820	70,057
Total current assets	6,818,911	3,691,735

Property and equipment, net	3,537,635	2,466,460
Other assets, at cost	200,000	245,137

	$10,556,546	$6,403,332

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$751,400	$3,678,057
Due to related parties	6,045,933	—
Total current liabilities	6,797,333	3,678,057

Deferred rent expense	61,492	202,133

Total liabilities and deferred expense	6,858,825	3,880,190

Stockholders’ equity:
Class A common stock; $1 par value per share; 10,000 shares authorized; 1,000 shares issued and outstanding	1,000	1,000
Class B common stock; $1 par value per share; 5,000 shares authorized; 1,027 shares issued and outstanding	1,027	1,027
Additional paid-in capital	2,521,115	2,521,115
Retained earnings	1,174,579	—

Total stockholders’ equity	3,697,721	2,523,142

	$10,556,546	$6,403,332

The accompanying notes are an integral part of these condensed consolidated financial statements.

CNL RETIREMENT CORP.

AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Nine Months Ended
	September 30,
	2006	2005
Revenue:
Acquisition fees	$2,598,793	$5,480,938
Debt acquisition fees	4,327,935	11,101,578
Management fees	15,741,821	14,116,867
Interest and other income	2,278,260	2,124,566
	24,946,809	32,823,949

Expenses:
Corporate services provided by related parties	866,264	3,459,802
Salaries and benefits	9,650,908	7,156,158
General and administrative	2,840,453	3,031,067
Rent	995,892	677,370
Depreciation and amortization	648,393	513,617
	15,001,910	14,838,014

Income before provision for income taxes	9,944,899	17,985,935

Provision for income taxes	(3,803,924)	(6,879,620)

Net income	$6,140,975	$11,106,315

The accompanying notes are an integral part of these condensed consolidated financial statements.

CNL RETIREMENT CORP.

AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(UNAUDITED)

Nine Months Ended September 30, 2006

	Class A		Class B
	Common Stock		Common Stock		Additional
	Shares	Par	Shares	Par	Paid-In	Retained
	Outstanding	Value	Outstanding	Value	Capital	Earnings	Total
Balance at December 31, 2005	1,000	$1 ,000	1,027	$1,027	$2,521,115	$—	$2,523,142

Dividends paid	—	—	—	—	—	(4,966,396)	(4,966,396)

Net income	—	—	—	—	—	6,140,975	6,140,975

Balance at September 30, 2006	1,000	$1,000	1,027	$1,027	$2,521,115	$1,174,579	$3,697,721

The accompanying notes are an integral part of these condensed consolidated financial statements.

CNL RETIREMENT CORP.

AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended
	September 30,
	2006	2005
Cash flows from operating activities:
Net income	$6,140,975	$11,106,315
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	648,393	513,617
Loss on retired assets	202,105	—
Changes in operating assets and liabilities:
Due from related parties	1,645,363	(511,492)
Prepaid expenses and other assets	(1,179,763)	27,924
Other assets	45,137	—
Accounts payable and accrued expenses	(2,926,657)	(1,174,002)
Due to related parties	6,045,933	231,666
Deferred rent expense	(140,641)	28,395
Net cash provided by operating activities	10,480,845	10,222,423

Cash flows from investing activities:
Purchases of property and equipment	(2,437,302)	(870,625)
Proceeds from sale of assets	515,629	—
Net cash used in investing activities	(1,921,673)	(870,625)

Cash flow from financing activities:
Dividends paid to stockholders	(4,966,396)	(14,580,249)
Net cash used in financing activities	(4,966,396)	(14,580,249)

Net increase (decrease) in cash and cash equivalents	3,592,776	(5,228,451)

Cash and cash equivalents at beginning of period	1,492,063	5,235,669

Cash and cash equivalents at end of period	$5,084,839	$7,218

Supplemental disclosure of cash flow information:

Cash paid during the year for income taxes	$3,803,924	$6,879,620

The accompanying notes are an integral part of these condensed consolidated financial statements.

CNL RETIREMENT CORP. AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Quarters Ended September 30, 2006 and 2005

1.                                      Organization and Nature of Business

CNL Retirement Corp. (the “Company”) and its wholly owned subsidiary, CNL Retirement Development Company, provide management, advisory and administrative services and assist in identifying and acquiring seniors’ housing and health care-related  properties and obtaining financing for CNL Retirement Properties, Inc. and it’s subsidiaries (“CRP”).

2.                                      Interim Period Financial Statements

The interim statements have been prepared without audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. The Company’s management believes the disclosures made are adequate to make the interim financial information presented not misleading.

In the opinion of management, the accompanying interim statements reflect all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position of the Company as of September 30, 2006 and the results of operations and cash flows for the nine months ended September 30, 2006 and 2005. Interim results are not necessarily indicative of fiscal year performance because of seasonal and short-term variations.

Amounts included in the financial statements as of December 31, 2005, have been derived from the audited financial statements of the Company for the year then ended.

These unaudited condensed consolidated financial statements should be read in conjunction with the audited financial statements of CNL Retirement Corp. for the year ended December 31, 2005. The accompanying unaudited condensed consolidated financial statements include the accounts of CNL Retirement Corp. and its wholly owned subsidiary. All significant intercompany balances and transactions have been eliminated.

3.                                      Related Party Transactions

One of the principal stockholders of the Company’s parent is a stockholder, director and officer of CRP and is also an officer and director of the Company. Additionally, the President of the Company’s parent is an officer and director of the Company as well as an officer and director of CRP.

The Company’s fee revenue is primarily earned for services provided to CRP. In addition, the Company provides accounting and administrative services to CRP and other related companies for which it receives personnel reimbursements. For the nine months ended September 30, 2006 and 2005 such reimbursements amounted to $2,199,005 and $2,070,163, respectively and are included in interest and other income.

Amounts due from related parties at September 30, 2006 and December 31, 2005 consist of the following:

	September 30,	December 31,
	2006	2005
Acquisition fees	$—	$309,191
Other	484,252	1,820,424
	$484,252	$2,129,615

Amounts due to related parties at September 30, 2006 and December 31, 2005 consist of the following:

	September 30,	December 31,
	2006	2005

Amounts paid by Parent on behalf of the Company and Accounting and administrative services	$3,205,272	$—
Amounts due for furniture deposits paid by Parent	2,840,661	—
	$6,045,933	$—

Amounts due are unsecured, non-interest bearing and due on demand.

The Company maintains bank accounts in a bank in which certain officers and directors serve as directors and are stockholders. The amounts deposited with this bank were $5,084,839 and $1,492,063 as of September 30, 2006 and December 31, 2005, respectively.

4. Merger Agreement

On May 1, 2006, CRP entered into a definitive merger agreement with Health Care Property Investors, Inc. (“HCP”). In connection with the merger with CRP, HCP also entered into a definitive merger agreement with respect to the Company, pursuant to which all outstanding shares of the Company’s capital stock would be converted into the right to receive in the aggegate 4,378,923 shares of HCP common stock. The merger with CRP and the merger with the Company were conditioned upon the consummation of each other. In September of 2006 the Company entered into agreements with certain executives that would require payments of approximately $6,000,000 in the event the mergers were consummated.

In October of 2006 the mergers were consummated and the payments to the executives were made.